Summary Prospectus Supplement dated October 15, 2012
The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, B, C, R, R5, R6 and Y shares of the Fund listed below:
Invesco Balanced-Risk Commodity Strategy Fund
As of the close of business on November 15, 2012, the Fund will limit public sales of its shares to certain investors. Please see the “Other Information — Limited Fund Offering” section of the statutory prospectuses for further information.